UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2024

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd Suite 400
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Consent and Amendment to Financing Agreement

On January 9, 2024 (the “Closing Date”), Beachbody, LLC (the “Borrower”), a subsidiary of The Beachbody Company, Inc. (the “Company”), the lenders party thereto and Blue Torch Finance, LLC (“Blue Torch”), as collateral agent and as administrative agent, entered into that certain Consent No. 1 and Amendment No. 3 to Financing Agreement (the “Consent and Amendment”), which amended the Company’s existing Financing Agreement, dated as of August 8, 2022 (as previously amended, the “Financing Agreement”), by and among the Company, the Borrower, the lenders party thereto from time to time and Blue Torch, as collateral agent and as administrative agent, which provided for a senior secured term loan facility in an original aggregate principal amount of $50.0 million (the “Credit Facility”).

The Consent and Amendment, among other things, (i) consents to the sale of certain assets by the Borrower and (ii) amends certain terms of the Financing Agreement, including without limitation, the minimum liquidity financial covenant thereunder, such that the minimum liquidity levels shall be (A) $19.0 million at all times from the Closing Date through March 31, 2024, and (B) $24.0 million at all times thereafter through the maturity of the Credit Facility.

In connection with the Consent and Amendment, on the Closing Date, the Borrower made a partial prepayment of the term loans under the Credit Facility in an aggregate principal amount of $1.0 million, together with accrued interest thereon and a related prepayment premium equal to $30,000.

The foregoing summary of the Consent and Amendment is qualified in its entirety by reference to the full text of the Consent and Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Consent No. 1 and Amendment No. 3 to Financing Agreement, dated as of January 9, 2024 by and among the Borrower, the lenders party thereto and Blue Torch, as collateral agent and as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Beachbody Company, Inc.

Date:	January 12, 2024	By:	/s/ Kush Desai
Kush Desai, Executive Vice President and Deputy General Counsel